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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                              CREDIT SUISSE TRUST

                           LARGE CAP VALUE PORTFOLIO

The following information supplements certain information contained in the portfolio's Prospectus and Statement of Additional Information.

Effective April 1, 2002, Christopher F. Corapi will join Robert E. Rescoe as Co-Portfolio Manager of the portfolio. Mr. Corapi is the Head of U.S. Equities at CSAM, which he joined in July 2000 as a Managing Director. Previously, Mr. Corapi spent from 1991 until July 2000 in a number of positions at J.P. Morgan Investment Management ("JPMIM"). During his career at JPMIM, Mr. Corapi was a U.S. equity analyst with a concentration in the energy, basic industry, and consumer cyclical sectors, and last held the position of global head of emerging market equity research. Mr. Corapi holds a B.S. in Business Administration from Alfred University and is a Certified Public Accountant. Effective April 1, 2002, Roger W. Vogel and Richard J. Hanlon will no longer serve as Co-Portfolio Managers of the portfolio.

Dated: March 13, 2002                                              TRVAL-16-0302